Exhibit 10.6

                    SECOND AMENDMENT TO AMENDED AND RESTATED
                                CREDIT AGREEMENT

      THIS SECOND AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT (this "Amendment"), is made and entered into as of June 30, 2004 among CURATIVE HEALTH SERVICES, INC., a Minnesota corporation formerly known as Curative Holding Co. ("Holdings"), EBIOCARE.COM, INC., a Delaware corporation ("eBioCare"), HEMOPHILIA ACCESS, INC., a Tennessee corporation ("Hemophilia Access"), APEX THERAPEUTIC CARE, INC., a California corporation ("Apex"), CHS SERVICES, INC., a Delaware corporation ("CHS"), CURATIVE HEALTH SERVICES OF NEW YORK, INC., a New York corporation ("CHSNY"), OPTIMAL CARE PLUS, INC., a Delaware corporation ("Optimal Care"), INFINITY INFUSION, LLC, a Delaware limited liability company ("Infinity"), INFINITY INFUSION II, LLC, a Delaware limited liability company ("Infinity II"), INFINITY INFUSION CARE, LTD., a Texas limited partnership ("Infinity Infusion"), MEDCARE, INC., a Delaware corporation ("Medcare"), CURATIVE PHARMACY SERVICES, INC., a Delaware corporation ("CPS"), CURATIVE HEALTH SERVICES CO., a Minnesota corporation formerly known as Curative Health Services, Inc. ("CHSC"), CRITICAL CARE SYSTEMS, INC., a Delaware corporation ("CCS") (Holdings, eBioCare, Hemophilia Access, Apex, CHS, CHSNY, Optimal Care, Infinity, Infinity II, Infinity Infusion, Medcare, CPS, CHSC and CCS are sometimes collectively referred to herein as the "Borrowers" and individually as a "Borrower"), CURATIVE HEALTH SERVICES III CO., a Minnesota corporation, and GENERAL ELECTRIC CAPITAL CORPORATION, a Delaware corporation ("GE Capital"), as Agent and Lender.

                               Statement of Facts

      A. Borrowers and GE Capital are parties to that certain Amended and Restated Credit Agreement, dated as of April 23, 2004, as amended by that certain First Amendment to Amended and Restated Credit Agreement and Collateral Documents dated as of May 3, 2004 (as in effect prior to the date of this Amendment, the "Credit Agreement"; capitalized terms used but not defined in this Amendment have the meanings given in the Credit Agreement, as amended by this Amendment), whereby the Lenders have made available a revolving credit facility and other financial accommodations to Borrowers, subject to the terms and conditions contained in the Credit Agreement.

      B. The parties hereto desire to enter into this Amendment to amend certain provisions of the Credit Agreement as provided for herein.

                               Statement of Terms

      NOW THEREFORE, in consideration of the premises and mutual covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

      1. Amendments to Credit Agreement. Subject to the terms and conditions of this Amendment, including without limitation Section 3 hereof, the Credit Agreement is hereby amended as follows:

            (a) Section 7.15 of the Credit Agreement is hereby amended by deleting said Section in its entirety and substituting in lieu thereof the following new Section to read in its entirety as follows:

                        Section 7.15. Total Leverage Ratio. The Borrowers shall
            not permit the Total Leverage Ratio as of the last day of any Fiscal Quarter to be greater than the amount specified in the table below for the corresponding period specified below for each Fiscal Quarter.

            Quarterly Period                                            Maximum Total Leverage Ratio
            Fiscal Quarter Ended June 30, 2004                          5.25:1.00
            Fiscal Quarter Ended September 30, 2004                     6.50:1.00
            Fiscal Quarter Ended December 31, 2004                      7.00:1.00
            Fiscal Quarter Ended March 31, 2005                         6.50:1.00
            Fiscal Quarter Ended June 30, 2005                          6.00:1.00
            Fiscal Quarter Ended September 30, 2005                     5.50:1.00
            Fiscal Quarter Ended December 31, 2005                      5.30:1.00
            Fiscal Quarter Ended March 31, 2006                         3.75:1.00
            Fiscal Quarter Ended June 30, 2006                          3.75:1.00
            Fiscal Quarter Ended September 30, 2006                     3.25:1.00
            Fiscal Quarter Ended December 31, 2006                      3.25:1.00
            Fiscal Quarter Ended March 31, 2007                         3.00:1.00
            Fiscal Quarter Ended June 30, 2007                          3.00:1.00
            Fiscal Quarter Ended September 30, 2007                     2.75:1.00
            Fiscal Quarter Ended December 31, 2007                      2.75:1.00
            Fiscal Quarter Ended March 31, 2008                         2.50:1.00
            Fiscal Quarter Ended June 30, 2008                          2.50:1.00
            Fiscal Quarter Ended September 30, 2008 and each Fiscal     2.25:1.00
            Quarter thereafter

            (b) Section 7.17 of the Credit Agreement is hereby amended by deleting said Section in its entirety and substituting in lieu thereof the following new Section to read in its entirety as follows:

                        Section 7.17. Fixed Charge Coverage Ratio. The Borrowers
            shall not permit the Fixed Charge Coverage Ratio, determined on a consolidated basis for the Borrowers and their consolidated Subsidiaries, for the twelve (12) months ending as of the last day of any Fiscal Quarter, to be less than the amount specified in the table below for the corresponding period specified below for each Fiscal Quarter.

                                                                  Minimum Fixed Charge
          Quarterly Period                                        Coverage Ratio
          Fiscal Quarter Ended June 30, 2004                      1.50:1.00
          Fiscal Quarter Ended September 30, 2004                 1.50:1.00
          Fiscal Quarter Ended December 31, 2004                  1.25:1.00
          Fiscal Quarter Ended March 31, 2005                     1.25:1.00
          Fiscal Quarter Ended June 30, 2005                      1.25:1.00
          Fiscal Quarter Ended September 30, 2005                 1.25:1.00
          Fiscal Quarter Ended December 31, 2005                  1.25:1.00
          Fiscal Quarter Ended March 31, 2006                     2.00:1.00
          Fiscal Quarter Ended June 30, 2006                      2.00:1.00
          Fiscal Quarter Ended September 30, 2006                 2.25:1.00
          Fiscal Quarter Ended December 31, 2006                  2.25:1.00
          Fiscal Quarter Ended March 31, 2007                     2.75:1.00
          Fiscal Quarter Ended June 30, 2007                      2.75:1.00
          Fiscal Quarter Ended September 30, 2007                 2.75:1.00
          Fiscal Quarter Ended December 31, 2007                  2.75:1.00
          Fiscal Quarter Ended March 31, 2008 and each Fiscal     3.25:1.00
          Quarter thereafter

      2. Representations and Warranties. Each Borrower hereby jointly and severally represents and warrants to the Agent and the Lenders that (a) this Amendment and the Confirmation of Guaranty attached hereto have each been duly authorized, executed and delivered by Borrowers and each Credit Party signatory thereto, (b) no Default or Event of Default has occurred and is continuing as of this date after giving effect to this Amendment, and (c) all of the representations and warranties made by Borrowers or any Credit Party in the Credit Agreement are true and correct in all material respects on and as of the date of this Amendment (except to the extent that any such representations or warranties expressly referred to a specific prior date or have changed based upon events expressly permitted by the Credit Agreement).

      3. Conditions to Effectiveness. This Amendment shall be effective as of the date of this Amendment upon the satisfaction in full of each of the following conditions:

            (a) the Agent shall have received counterparts of this Amendment, duly executed, completed and delivered by GE Capital and each of the Credit Parties.

      4. Reimbursement of Expenses. Each Borrower hereby agrees that it shall reimburse the Agent and the Lenders on demand for all costs and expenses (including without limitation attorney's fees) incurred by such parties in connection with the negotiation, documentation and consummation of this Amendment and the other documents executed in connection herewith and therewith and the transactions contemplated hereby and thereby.

      5. Governing Law. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK FOR CONTRACTS TO BE PERFORMED ENTIRELY WITHIN SAID STATE.

      6. Severability of Provisions. Any provision of this Amendment which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof or affecting the validity or enforceability of such provision in any other jurisdiction. To the extent permitted by applicable law, each Credit Party hereby waives any provision of law that renders any provision hereof prohibited or unenforceable in any respect.

      7. Counterparts. This Amendment may be executed in any number of counterparts, all of which shall be deemed to constitute but one original and shall be binding upon all parties, their successors and permitted assigns. Delivery of an executed signature page hereof by facsimile transmission shall be effective as delivery of a manually executed counterpart hereof.

      8. Effect of this Amendment. Except as specifically amended or modified pursuant to Section 1 of this Amendment, no other amendments, changes, modifications, consents or waivers to the Loan Documents are intended or implied by this Amendment and in all other respects the Loan Documents are hereby specifically ratified, restated and confirmed by all parties hereto as of the effective date hereof. To the extent of conflict between the terms of this Amendment and the other Loan Documents, the terms of this Amendment shall control. The Credit Agreement and this Amendment shall be read and construed as one agreement.

      9. Entire Agreement. The Credit Agreement as amended by this Amendment embodies the entire agreement between the parties hereto relating to the subject matter hereof and supersedes all prior agreements, representations and understandings, if any, relating to the subject matter hereof.

                  [Remainder of page intentionally left blank]

      IN WITNESS WHEREOF, the parties have caused this Second Amendment to Amended and Restated Credit Agreement to be duly executed by their respective officers thereunto duly authorized, as of the date first above written.

                              BORROWERS:

                              CURATIVE HEALTH SERVICES, INC.,
                              a Minnesota corporation formerly known as Curative Holding Co.


                              By:    /s/ Thomas Axmacher
                                     ------------------------------------
                              Name:  Thomas Axmacher
                                     ------------------------------------
                              Title: Executive VP and CFO
                                     ------------------------------------


                              EBIOCARE.COM, INC.


                              By:    /s/ Thomas Axmacher
                                     ------------------------------------
                              Name:  Thomas Axmacher
                                     ------------------------------------
                              Title: Treasurer
                                     ------------------------------------


                              HEMOPHILIA ACCESS, INC.


                              By:    /s/ Nancy F. Lanis
                                     ------------------------------------
                              Name:  Nancy F. Lanis
                                     ------------------------------------
                              Title: Secretary and Treasurer
                                     ------------------------------------


                              APEX THERAPEUTIC CARE, INC.


                              By:    /s/ Thomas Axmacher
                                     ------------------------------------
                              Name:  Thomas Axmacher
                                     ------------------------------------
                              Title: Chief Financial Officer
                                     ------------------------------------


                              CHS SERVICES, INC.


                              By:    /s/ Thomas Axmacher
                                     ------------------------------------
                              Name:  Thomas Axmacher
                                     ------------------------------------
                              Title: Treasurer
                                     ------------------------------------

  [Signature page to Second Amendment to Amended and Restated Credit Agreement

                              CURATIVE HEALTH SERVICES OF NEW YORK, INC.


                              By:    /s/ Thomas Axmacher
                                     ------------------------------------
                              Name:  Thomas Axmacher
                                     ------------------------------------
                              Title: Treasurer
                                     ------------------------------------


                              OPTIMAL CARE PLUS, INC.


                              By:    /s/ Thomas Axmacher
                                     ------------------------------------
                              Name:  Thomas Axmacher
                                     ------------------------------------
                              Title: Treasurer
                                     ------------------------------------


                              INFINITY INFUSION, LLC

                              By: Curative Health Services Co., its Sole
                              Member


                              By:    /s/ Thomas Axmacher
                                     ------------------------------------
                              Name:  Thomas Axmacher
                                     ------------------------------------
                              Title: Treasurer
                                     ------------------------------------


                              INFINITY INFUSION II, LLC

                              By: Curative Health Services Co., its Sole
                              Member

                              By:    /s/ Thomas Axmacher
                                     ------------------------------------
                              Name:  Thomas Axmacher
                                     ------------------------------------
                              Title: Treasurer
                                     ------------------------------------

  [Signature page to Second Amendment to Amended and Restated Credit Agreement]

                              INFINITY INFUSION CARE, LTD.

                              By: Infinity Infusion II, LLC, its Sole General Partner

                              By: Curative Health Services Co., the Sole
                              Member of Infinity Infusion II, LLC


                              By:    /s/ Thomas Axmacher
                                     -----------------------------------
                              Name:  Thomas Axmacher
                                     -----------------------------------
                              Title: Chief Financial Officer
                                     -----------------------------------


                              MEDCARE, INC.


                              By:    /s/ Thomas Axmacher
                                     -----------------------------------
                              Name:  Thomas Axmacher
                                     -----------------------------------
                              Title: Treasurer
                                     -----------------------------------


                              CURATIVE PHARMACY SERVICES, INC.


                              By:    /s/ Thomas Axmacher
                                     -----------------------------------
                              Name:  Thomas Axmacher
                                     -----------------------------------
                              Title: Treasurer
                                     -----------------------------------


                              CURATIVE HEALTH SERVICES CO.,
                              a Minnesota corporation formerly known as Curative Health Services, Inc.


                              By:    /s/ Thomas Axmacher
                                     -----------------------------------
                              Name:  Thomas Axmacher
                                     -----------------------------------
                              Title: CFO and Treasurer
                                     -----------------------------------


                              CRITICAL CARE SYSTEMS, INC.


                              By:    /s/ Thomas Axmacher
                                     -----------------------------------
                              Name:  Thomas Axmacher
                                     -----------------------------------
                              Title: CFO and Treasurer
                                     -----------------------------------

  [Signature page to Second Amendment to Amended and Restated Credit Agreement]

                              GUARANTORS:

                              CURATIVE HEALTH SERVICES III CO.


                              By:    /s/ Thomas Axmacher
                                     ------------------------------------
                              Name:  Thomas Axmacher
                                     ------------------------------------
                              Title: CFO and Treasurer
                                     ------------------------------------

  [Signature page to Second Amendment to Amended and Restated Credit Agreement]

                              GENERAL ELECTRIC CAPITAL
                              CORPORATION, as Lender and Agent


                              By:  /s/ Earl F. Smith III
                                    -------------------------------------
                              Name: Earl F. Smith III
                              Its Duly Authorized Signatory

  [Signature page to Second Amendment to Amended and Restated Credit Agreement]

                            CONFIRMATION OF GUARANTY

      The undersigned Guarantor hereby (a) acknowledges, consents and agrees to the terms of the foregoing Second Amendment to Amended and Restated Credit Agreement (the "Amendment"), including without limitation, the amendments to the Amended and Restated Credit Agreement set forth therein, and (b) agrees and confirms that its obligations under the Guaranty Agreement to which it is a party, as amended by the Amendment, will continue in full force and effect and extend to all Obligations under and as defined in the Amended and Restated Credit Agreement as amended and modified by the Amendment.

      As of this 30th day of June, 2004.

                             CURATIVE HEALTH SERVICES III CO.


                             By:    /s/ Thomas Axmacher
                                    -------------------------------
                             Name:  Thomas Axmacher
                                    -------------------------------
                             Title: CFO and Treasurer
                                    -------------------------------